Exhibit 10.1

TWIN DISC, INCORPORATED

AMENDED AND RESTATED 2021 OMNIBUS INCENTIVE PLAN

Amended and Restated Effective August 5, 2026

ARTICLE I

PURPOSE AND HISTORY

1.1         Purpose. The purpose of the Twin Disc, Incorporated Amended and Restated 2021 Omnibus Incentive Plan (the “Plan”) is to promote the overall financial objectives of Twin Disc, Incorporated (the “Company”) and its majority owned subsidiaries (“Subsidiaries”) by providing opportunities for officers, key employees, and Consultants of the Company or its Subsidiaries selected to participate in the Plan, as well as directors of the Company who are not employees of the Company (“Non-Employee Directors”) (each a “Participant”), to acquire Common Stock of the Company (“Common Stock”), and to receive Common Stock or cash bonuses upon attainment of specified financial goals of the Company or its Subsidiaries. The Plan gives the Compensation and Human Capital Committee of the Company’s Board of Directors, or such other committee as the Board of Directors shall designate (the “Committee”), the authority and discretion to award stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, cash-settled restricted stock unit awards, performance stock awards, performance stock unit awards, performance unit awards and/or dividend equivalent awards (collectively, “Awards”) to eligible officers, key employees and Consultants of the Company or its Subsidiaries. For purposes of the Plan, "Consultant" means any natural person (or wholly-owned corporate alter ago of a natural person) that performs bona fide services to the Company or a Subsidiary, other than as an employee or director of the Company, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act of 1933.

1.2         History of Plan. The Plan was originally adopted effective August 4, 2021, and was approved by the Company’s shareholders on October 28, 2021. The Plan was amended and restated effective August 1, 2024 (the “2024 Restatement”), to increase the maximum number of shares of Common Stock that may be issued pursuant to Awards under the Plan to 1,636,550, consisting of the originally-approved 715,000 shares of Common Stock reserved for issuance under the Plan prior to the 2024 Restatement; 521,550 shares of Common Stock that remained available for issuance under the Twin Disc, Incorporated 2020 Stock Incentive Plan for Non-Employee Directors (the “2020 Directors’ Plan”); and 400,000 newly authorized shares of Common Stock. The 2024 Restatement was approved by the Company’s shareholders on October 31, 2024.

ARTICLE II

EFFECTIVE DATE AND TERM

2.1         Effective Date. The Plan, as amended and restated herein, shall become effective on the date that it is approved by the Company’s Board of Directors (the “Effective Date”), provided that shareholders of the Company’s Common Stock approve the Plan by a majority of votes cast at a meeting of such shareholders before the first anniversary of the Effective Date. Awards may be made under the Plan on or after the Effective Date and prior to shareholder approval of the Plan, but no shares shall be issued under the Plan prior to such shareholder approval to the extent such shares would exceed the maximum shares remaining available for issuance under the 2024 Restatement. Notwithstanding any terms of the Plan to the contrary (except as provided in the last sentence of this Section 2.1):

(a)	Options issued under the Plan prior to such shareholder approval shall not be exercisable unless and until such shareholder approval occurs;

(b)	SARs issued under the Plan that would be settled in shares of Common Stock shall not be exercisable unless and until such shareholder approval occurs;

(c)

If an event occurs prior to such shareholder approval that would otherwise result in issuance of shares prior to such shareholder approval (including, for example, termination of a Participant’s employment or service due to death or disability), and the issuance of such shares would exceed the shares remaining available for issuance under the 2024 Restatement, shares in excess of such maximum shall not be issued unless and until such shareholder approval occurs; and such shares shall be issued no later than 2 ½ months after the date of such shareholder approval occurs (or, if later, the first day of the seventh month following the Participant’s termination of employment or service for reasons other than death).

If the shareholders do not approve the Plan before the first anniversary of the Effective Date, any Awards made under the Plan on or after the Effective Date shall be null and void to the extent that shares issuable pursuant to such Awards would exceed the shares remaining available for issuance under the 2024 Restatement.

2.2         Term. No Award may be granted more than ten years after the Effective Date.

2.3         Post-Term Activity. Subject to the all other terms and conditions of the Plan and the agreement(s) governing the grant of the Awards:

(a)	Awards granted within the term of the Plan as set forth in Section 2.2 may be exercised, paid out, or modified more than ten years after the adoption of the Plan; and

(b)	Restrictions on Restricted Stock, Restricted Stock Units, and Cash-Settled Restricted Stock Units may lapse more than ten (10) years after the Effective Date.

2.4         Effect of Shareholder Disapproval. If the Company’s shareholders do not approve this amended and restated Plan before the first anniversary of the Effective Date, the version of this Plan as in effect prior to the Effective Date shall remain in effect as if the Plan had not been amended and restated.

ARTICLE III

STOCK SUBJECT TO PLAN

3.1         Maximum Number. Subject to the adjustments provided in Article XI below, the maximum number of shares of Common Stock that may be issued pursuant to Awards under the Plan is 2,336,550, which consists of the previously-approved 1,636,550 shares of Common Stock reserved for issuance under the Plan prior to this amendment and restatement, and 700,000 newly authorized shares of Common Stock. Such shares may be newly-issued shares, authorized but unissued shares or shares reacquired by the Company on the open market or otherwise. Because Cash-Settled Restricted Stock Units and Performance Stock Units are payable only in cash, the number of such Cash-Settled Restricted Stock Units and Performance Stock Units shall not count against the 2,336,550 maximum described in this paragraph. Shares that are available for issuance under this Article III may be used to satisfy Awards made under the Plan prior to the Effective Date of the amendment and restatement of the Plan.

3.2         Availability of Shares for Award. Any Award or portion of an Award that is settled in cash and not in shares of Common Stock shall not be counted against the share limit in Section 3.1. In addition, if (i) an Award lapses, expires, terminates, or is cancelled without the issuance of shares of Common Stock under the Award; (ii) the Administrator determines during or at the conclusion of the term of an Award that all or a portion of the shares of Common Stock that would be subject to issuance under the Award will not be issued because the conditions for such issuance have not been or will not be satisfied; (iii) shares of Common Stock are forfeited under an Award; or (iv) shares of Common Stock are issued under an Award and the Company later reacquires them pursuant to rights reserved by the Company upon the issuance of such shares; then the shares of Common Stock subject to such Award shall again be available for the grant of a new Award under the Plan. Notwithstanding the foregoing:

(a)

Shares of Common Stock that are received by the Company in connection with the exercise of an Award, including shares tendered in payment of a Stock Option’s or an SAR’s exercise price or shares tendered to the Company for the satisfaction of any tax liability or the satisfaction of a tax withholding obligation, may not be made subject to issuance pursuant to a later Award.

(b)

In the event that only net shares are issued upon exercise of a Stock Option, upon the exercise of a SAR settled in shares of Common Stock, or upon the issuance of shares of Common Stock following the lapse of restrictions on Restricted Stock Units or the satisfaction of performance goals with respect to Performance Stock, the gross number of shares associated with such Award shall be counted against the 2,336,550 maximum described in Section 3.1.

(c)	In no event will shares that are repurchased on the open market using Option exercise proceeds be added back to the Plan.

3.3         Non-Employee Director Award Limitation. The aggregate grant date fair value (as determined in accordance with FASB ASC Topic 718 or any successor provision) of all Awards granted during any fiscal year of the Company to any individual Non-Employee Director shall not, when added to any cash compensation received by such Non-Employee Director for such fiscal year, exceed $500,000.

ARTICLE IV

ADMINISTRATION

4.1         General Administration. The Board of Directors shall have the authority to grant Awards to Non-Employee Directors, and shall have the discretionary authority to determine all issues with respect to the interpretation and administration of the Plan and Awards granted under the Plan to Non-Employee Directors. The Committee shall have the authority to grant Awards to Participants other than Non-Employee Directors, and shall have discretionary authority to determine all issues with respect to the interpretation and administration of the Plan and Awards granted under the Plan to Participants other than Non-Employee Directors. As used herein, the term “Administrator” shall mean the Board of Directors with respect to Non-Employee Directors, and shall mean the Committee with respect to all Participants other than Non-Employee Directors.

4.2         Powers of the Administrator. Subject to the terms of the Plan and applicable law (including but not limited to the Sarbanes-Oxley Act of 2002, as amended), the Administrator shall have the authority, in its discretion: (i) to prescribe, amend and rescind rules and regulations relating to the Plan; (ii) to select the eligible employees and Consultants who shall receive Awards under the Plan; (iii) to grant Awards under the Plan and to determine the terms and conditions of such Awards, including without limitation the authority to determine the number of shares subject to issuance with respect to any Award, the vesting or exercise schedule of any Award, and the specific performance goals that shall cause an Award to vest or become payable; (iv) to determine the terms and conditions of the respective agreements (which need not be identical) pursuant to which Awards are granted, and (with the consent of the holder thereof) to modify or amend any Award; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of any Award; (vi) to determine the exercise price per share of Options granted under the Plan; (vii) to determine the permissible methods of Award exercise and payment, including cashless exercise arrangements; (viii) to decide whether a Stock Appreciation Right Award shall be settled in cash or Common Stock; (ix) to determine the remaining number of shares of Common Stock available for issuance under the Plan; (x) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties; (xi) to interpret the Plan and/or any agreement entered into under the Plan; (xii) to delegate to the Chief Executive Officer of the Company the authority to grant Awards under the Plan to employees and Consultants of the Company or its Subsidiaries who are not directors or executive officers of the Company, subject to the limitations set forth in the Plan; and (xiii) to make all other determinations necessary or advisable for the administration of the Plan.

4.3         Committee. The Committee shall consist of at least two directors, each of whom shall be a “non-employee director” as that term is defined in Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”). A majority of the members of the Committee shall constitute a quorum at any meeting thereof (including telephone conference), and all determinations of the Committee shall be made by a majority of the members present, or by a writing by a majority of the members of the entire Committee without notice or meeting.

4.4         Minimum Vesting. Notwithstanding any other provision of the Plan to the contrary, and subject to acceleration as described in Sections 8.1, 8.2, and 9.1, no Awards granted under the Plan shall have a vesting, restricted or performance period (as applicable) of less than one year from the date of grant (or, in the case of Awards issued to Non-Employee Directors on the date of an annual meeting of the Company’s shareholders, continued service up to the date of the following annual meeting of shareholders); provided, however, that Awards that result in the issuance of an aggregate of five percent (5%) of the shares of Common Stock available pursuant to Section 3.1 may be granted to any one or more Participants without regard to such minimum vesting, restricted or performance provisions.

4.5         Compliance with Code Section 409A. All Awards under this Plan shall be structured in a manner to comply with the requirements of Code Section 409A, or to be exempt from the application of Code Section 409A.

ARTICLE V

ELIGIBILITY

5.1         Eligibility. An Award may be granted under the Plan to Non-Employee Directors, and to those key employees (including officers) and Consultants of the Company or its present or future Subsidiaries who, in the opinion of the Administrator, are mainly responsible for the success and future growth of the Company and/or any of its Subsidiaries.

ARTICLE VI

AWARDS

6.1         Types of Awards. Awards under the Plan may be granted in any one or a combination of the following:

(a)

Stock Options. A Stock Option shall entitle the Participant to receive shares of Common Stock upon exercise of such Stock Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or the agreement between the Company and the Participant governing the award of such Stock Option. The agreement governing the award of a Stock Option shall designate whether such Stock Option is intended to be an incentive stock option or a non-qualified stock option, and to the extent that any Stock Option is not designated as an incentive stock option (or even if so designated does not qualify as an incentive stock option), it shall constitute a non-qualified stock option. In the case of an incentive stock option, if the aggregate fair market value (determined on the date of grant) of the Shares with respect to which all incentive stock options (within the meaning of Code Section 422) are first exercisable by the Participant during any calendar year (under this Plan and under all other incentive stock option plans of the Company or any affiliate that is required to be included under Code Section 422) exceeds $100,000, such Stock Option automatically shall be treated as a non-qualified stock option to the extent this limit is exceeded.

(i)

Exercise Price. The exercise price per share of the Common Stock purchasable under a Stock Option shall be determined by the Administrator, but shall not be less than the fair market value per share of Common Stock on the date the Stock Option is granted (or, if the Stock Option is intended to qualify as an incentive stock option, not less than 110% of the such fair market value if the Stock Option is granted to an individual who owns or is deemed to own stock possessing more than 10% of the combined voting power of all classes of stock or the Company, a corporation which is the parent of the Company or and subsidiary of the Company (each as defined in Section 424 of the Code) (a "10% Shareholder")). For this and all other purposes under the Plan, the fair market value shall be the mean between the highest and lowest quoted selling prices per share of Common Stock on the NASDAQ Stock Market on the date of grant; provided, that if the Common Stock ceases to be listed on the NASDAQ Stock Market, the Administrator shall designate an alternative method of determining the fair market value of the Common Stock.

(ii)

Option Period. A Stock Option shall be exercisable at such time and subject to such terms and conditions as shall be determined by the Administrator. A Stock Option that is intended to qualify as an incentive stock option shall not be exercisable more than ten years after the date it is granted (or five years after the date it is granted, if granted to a 10% Shareholder).

(iii)

No Repricings or Repurchases of Underwater Stock Options Permitted. Except in connection with a transaction or event described in Article XI, the terms of outstanding Stock Options may not be amended to reduce the exercise price of the outstanding Stock Options or cancel the outstanding Stock Options in exchange for cash, other awards or Stock Options or SARs with an exercise price that is less than the exercise price of the original Stock Options without stockholder approval.

(b)

Stock Appreciation Rights. A Stock Appreciation Right shall entitle the Participant to surrender to the Company the Stock Appreciation Right and to be paid therefor the amount described in Section 6.1(b)(i)(3) or 6.1(b)(ii) below, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or the agreement between the Company and the Participant governing the award of such Stock Appreciation Right. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option under this Plan (“Tandem SARs”), or may be granted on a stand-alone basis (“Stand Alone SARs”).

(i)	Tandem SAR's.

(1)	Grant. Tandem SARs may be granted in connection with non-qualified or incentive stock options, but may only be granted at the time of grant of such associated Stock Options.

(2)	Term. A Tandem SAR shall have the same term as the Stock Option to which it relates and shall be exercisable only at such time or times and to the extent the related Stock Option would be exercisable.

(3)

Exercise. Upon the exercise of a Tandem SAR, the Participant shall be entitled to receive an amount in cash equal in value to the excess of the fair market value per share of Common Stock on the date of exercise over the exercise price per share of Common Stock as specified in the agreement governing the Tandem SAR, multiplied by the number of shares in respect to which the Tandem SAR is exercised. The exercise of Tandem SARs shall require the cancellation of a corresponding number of Stock Options to which the Tandem SARs relate, and the exercise of Stock Options shall require the cancellation of a corresponding number of Tandem SARs to which the Stock Options relate.

(4)

Expiration or Termination. A Tandem SAR shall expire or terminate at such time as the Stock Option to which it relates expires or terminates, unless otherwise provided in the agreement governing the grant of the Tandem SAR.

(ii)

Stand Alone SAR's. A Stand Alone SAR may be granted at such time and for such term as the Administrator shall determine, and shall be exercisable at such time as specified in the agreement governing the grant of the Stand Alone SAR. Upon exercise of a Stand Alone SAR, the Participant shall be entitled to receive, in cash, Common Stock, or a combination of both (as determined by the Administrator), an amount equal to the fair market value per share of Common Stock over an exercise price specified in the agreement governing the grant of the Stand Alone SAR (which exercise price shall not be less than the fair market value per share of Common Stock on the date the Stand Alone SAR is awarded), multiplied by the number of shares in respect to which the Stand Alone SAR is exercised.

(iii)

No Repricings or Repurchases of Underwater SARs Permitted. Except in connection with a transaction or event described in Article XI, the terms of outstanding SARs may not be amended to reduce the exercise price of the outstanding SARs or cancel the outstanding SARs in exchange for cash, other awards or Stock Options or SARs with an exercise price that is less than the exercise price of the original SARs without stockholder approval.

(c)

Restricted Stock Awards. Restricted Stock consists of shares of Common Stock that are transferred or sold to the Participant, but which carry restrictions such as a prohibition against disposition or an option to repurchase in the event of termination of employment or service. The minimum restriction on shares of Restricted Stock shall be one year of continued service by the Participant (or, in the case of shares of Restricted Stock issued to Non-Employee Directors on the date of an annual meeting of the Company’s shareholders, continued service up to the date of the following annual meeting of shareholders), although the Administrator may impose longer service requirements and/or additional restrictions. Until such restrictions lapse, the Participant may not sell, assign, pledge or otherwise transfer, whether voluntarily or involuntarily, the Restricted Stock. A sale of Restricted Stock to a Participant shall be at such price as the Administrator determines, which price may be substantially below the fair market value of the Common Stock at the date of grant.

(i)

Lapse of Restrictions. The Administrator shall establish the conditions under which the restrictions applicable to shares of Restricted Stock shall lapse. Lapse of the restrictions may be conditioned upon continued employment or service of the Participant for a specified period of time, satisfaction of performance goals of the Company or a Subsidiary, or any other factors as the Administrator deems appropriate.

(ii)

Rights of Holder of Restricted Stock. Except for the restrictions on transfer and/or the Company's option to repurchase the Restricted Shares, the Participant shall have, with respect to shares of Restricted Stock, all of the rights of a shareholder of Common Stock, including, if applicable, the right to vote the shares and the right to receive any cash or stock dividends. Notwithstanding the foregoing, cash or stock dividends on shares of Restricted Stock shall be automatically deferred, and shall be paid to the Participant only if, when and to the extent the underlying shares of Restricted Stock vest. Cash or stock dividends payable with respect to shares of Restricted Stock that are forfeited shall also be forfeited. Cash or stock dividends payable under this paragraph shall be paid as soon as practicable after the restrictions on the shares of Restricted Stock to which such dividends relate lapse (but no later than the 15th day of the third month of calendar year after the calendar year in which such restrictions lapse). Cash dividends shall be paid with an appropriate rate of interest, as determined by the Administrator. The Administrator shall not have the discretion to override the provisions of this Section 6.1(c)(ii).

(iii)

Certificates. The Company may require that the certificates evidencing shares of Restricted Stock be held by the Company until the restrictions thereon have lapsed. If and when such restrictions lapse, certificates for such shares shall be delivered to the Participant. Such shares may have further restrictions on transfer if they have not been registered under the Exchange Act, but shall no longer be subject to a substantial risk of forfeiture.

(iv)

Payment of Annual Board Retainer in Restricted Stock. The Board may designate that all, or such portion as it shall from time to time designate, of the annual retainer payable to Non-Employee Directors for service as members of the Board (exclusive of any committee chair or meeting fees) be paid in shares of Restricted Stock. In such event, as of the date of each annual meeting of shareholders of the Company, each Non-Employee Director who is elected or re-elected to the Board at such meeting or who continues to serve on the Board after such meeting shall receive an award of Restricted Stock equal to the portion of the annual retainer so designated. The number of shares of Restricted Stock shall be based on the annual retainer in effect for Non-Employee Directors who are elected or re-elected to the Board or who continue to serve on the Board, and shall be determined by dividing the dollar value of the portion of such annual retainer designated as payable in Restricted Stock by the arithmetic mean of the daily volume weighted average price per share of Common Stock traded on the NASDAQ Stock Market for each of the 20 consecutive trading days immediately preceding the date of the annual meeting of shareholders, and rounding down to the nearest whole share. If the Common Stock ceases to be listed on the NASDAQ Stock Market, the Board shall designate an alternative method of determining the number of shares of Restricted Stock. A Non-Employee Director who is elected or appointed to the Board between annual meetings of shareholders shall be granted an award of Restricted Stock as of the date of his or her election or appointment, based on the proportionate share of the annual retainer as of the date of his or her election or appointment and the portion of such proportionate share designated by the Board as payable in Restricted Stock. With respect to shares of Restricted Stock awarded under this Section 6.1(c)(iv), such restrictions shall lapse as of the date of the annual meeting of shareholders that is subsequent to the date the Restricted Stock was awarded (or such later date as established by the Board), unless such restrictions lapse earlier due to the termination of the Non-Employee Director’s service on the Board as a result of death or disability as provided in Section 8.1 or Section 8.2.

(v)

Election to Receive Restricted Stock in Lieu of Cash Retainer Fee. With respect to the portion of the annual retainer payable to Non-Employee Directors for service as members of the Board (exclusive of any committee chair or meeting fees) that the Board designates will be payable in cash, a Non-Employee Director may elect to receive all or a portion of such amount in the form of an Award of Restricted Stock. Any such election shall be made in writing and shall be delivered to the Company no later than the “Election Deadline,” which is defined as the last day of the Semi-Annual Period prior to the Semi-Annual Period in which the portion of such annual retainer to which the election relates will be earned. For this purpose, a “Semi-Annual Period” is a six-month period defined by the Board on a consistent basis for all of the Company’s Non-Employee Directors based on the timing of the Company’s cash retainer payments to its Non-Employee Directors. As of such Election Deadline, a Non-Employee Director’s election to receive all or a portion of the annual retainer that will be earned in the following Semi-Annual Period in the form of Restricted Stock shall be irrevocable. Any such retainer fee that the Non-Employee elects to receive in the form of Restricted Stock in lieu of cash shall be converted to a fixed number of shares of Restricted Stock by dividing the dollar value of the cash that would otherwise have been paid to the Participant by the arithmetic mean of the daily volume weighted average price per share of Common Stock traded on the NASDAQ Stock Market for each of the 20 consecutive trading days immediately preceding the date such payment would have been made, and rounding down to the nearest whole share. The Board shall have the sole right to determine whether and under what circumstances to permit elections under this Section 6.1(c)(v) and to impose such limitations and other terms and conditions thereon as the Board deems appropriate. With respect to shares of Restricted Stock awarded under this Section 6.1(c)(v), such restrictions shall lapse on the first anniversary of the date that the cash would have otherwise been paid to the Non-Employee Director (or such later date as established by the Board), unless such restrictions lapse earlier due to the termination of the Non-Employee Director’s service on the Board as a result of death or disability as provided in Section 8.1 or Section 8.2.

(d)

Restricted Stock Unit Awards. Restricted Stock Units consist of the right to receive a specified number of shares of Common Stock upon the lapse of a substantial risk of forfeiture. The minimum restriction on Restricted Stock Units shall be one year of continued service by the Participant (or, in the case of shares of Restricted Stock issued to Non-Employee Directors on the date of an annual meeting of the Company’s shareholders, continued service up to the date of the following annual meeting of shareholders), although the Administrator may impose longer service requirements and/or additional restrictions. There is no purchase or exercise price associated with Restricted Stock Units or with the shares issued in settlement of the award. Participants have no voting rights or rights to receive cash dividends with respect to Restricted Stock Units until shares of Common Stock are issued in settlement of such awards. However, the Administrator may grant restricted stock units that entitle the holders to receive Dividend Equivalent Awards, as described in Section 6.1(i) below.

(i)

Lapse of Restrictions. The Administrator shall establish the conditions under which the restrictions applicable to Restricted Stock Units shall lapse. Lapse of the restrictions may be conditioned upon continued employment or service of the Participant for a specified period of time, satisfaction of performance goals of the Company or a Subsidiary, or any other factors as the Administrator deems appropriate.

(ii)

Timing of Payments. Shares of Common Stock due under Restricted Stock Units shall be issued as soon as practicable after the applicable restrictions lapse, but no later than the 15th day of the third month of the calendar year after the calendar year in which such restrictions lapse. Such shares may have further restrictions on transfer if they have not been registered under the Exchange Act, but shall no longer be subject to a substantial risk of forfeiture.

(e)

Cash-Settled Restricted Stock Unit Awards. Cash-Settled Restricted Stock Units consist of the right to receive a cash payment upon the lapse of a substantial risk of forfeiture. The minimum restriction on Cash-Settled Restricted Stock Units shall be one year of continued service by the Participant (or, in the case of shares of Restricted Stock issued to Non-Employee Directors on the date of an annual meeting of the Company’s shareholders, continued service up to the date of the following annual meeting of shareholders), although the Administrator may impose longer service requirements and/or additional restrictions. The cash payment for each Cash-Settled Restricted Stock Unit that vests upon the lapse of the substantial risk of forfeiture shall be equal to the fair market value of a share of Common Stock as of the date the substantial risk of forfeiture lapses.

(i)

Lapse of Restrictions. The Administrator shall establish the conditions under which the restrictions applicable to Cash-Settled Restricted Stock Units shall lapse. Lapse of the restrictions may be conditioned upon continued employment or service of the Participant for a specified period of time, satisfaction of performance goals of the Company or a Subsidiary, or any other factors as the Administrator deems appropriate.

(ii)

Timing of Payments. Payments of amounts due under Cash-Settled Restricted Stock Units shall be made as soon as practicable after the applicable restrictions lapse, but no later than the 15th day of the third month of the calendar year after the calendar year in which such restrictions lapse.

(f)

Performance Stock Awards. Performance Stock Awards are artificial shares that are contingently granted to a Participant, which entitle the Participant to actual shares of Common Stock, if predetermined objectives are met. Because the payment of a Performance Stock Award is based on a predetermined number of shares of Common Stock, the value of the award may increase or decrease depending on the fair market value of the Common Stock after the date of grant.

(i)

Performance Goals. The Administrator shall establish one or more performance goals with respect to each grant of a Performance Stock Award. The performance goals may be tailored to meet specific objectives. Payment or vesting a Performance Stock Award may be based upon one or more of the following criteria, as determined by the Administrator, or upon such other business criteria as the Administrator shall determine in its sole discretion: gross revenues, sales, net asset turnover, earnings per share, cash flow, cash flow from operations, return on investment in excess of cost of capital (i.e., net operating profit after taxes minus the Company’s capital charge), net operating profit after taxes as a percentage of the Company’s capital charge, operating profit or income, EBITDA as a percent of sales, debt to EBITDA ratios (including but not limited to the ratio of total funded debt to four quarter EBITDA, as defined in loan covenants of the Company), net income, operating income, net income margin, return on net assets, return on total sales, return on common equity, return on total capital, or total shareholder return. The Administrator may establish targets under one or more of the foregoing performance goals based on single year or multi year periods. In addition, performance goals may relate to attainment of specified objectives by the Participant or by the Company or an affiliate, including a division or a department of the Company or an affiliate, or upon any other factors or criteria as the Administrator shall determine.

(ii)

Certification of Satisfaction of Performance Goals. Following the completion of a period for which performance goals have been established, the Administrator shall certify the extent to which such goals have been achieved. Such certification shall occur, and any applicable transfer of shares of Common Stock shall be made, as soon as practicable following the completion of the performance period, but no later than the 15th day of the third month of the calendar year after the calendar year in which such period ends.

(g)

Performance Stock Unit Awards. A Performance Stock Unit shall entitle the Participant to receive a cash payment equal to the fair market value of a share of Common Stock of the Company as of the Vesting Date, if predetermined objectives are met. The “Vesting Date” shall be the last day of the performance period for which a performance goal is established.

(i)

Performance Goals. The Administrator shall establish one or more performance goals with respect to each grant of a Performance Stock Unit. The performance goals may be tailored to meet specific objectives. Payment or vesting a Performance Stock Unit Award may be based upon one or more of the following criteria, as determined by the Administrator, or upon such other business criteria as the Administrator shall determine in its sole discretion: gross revenues, sales, net asset turnover, earnings per share, cash flow, cash flow from operations, return on investment in excess of cost of capital (i.e., net operating profit after taxes minus the Company’s capital charge), net operating profit after taxes as a percentage of the Company’s capital charge, operating profit or income, EBITDA as a percent of sales, debt to EBITDA ratios (including but not limited to the ratio of total funded debt to four quarter EBITDA, as defined in loan covenants of the Company), net income, operating income, net income margin, return on net assets, return on total sales, return on common equity, return on total capital, or total shareholder return. The Administrator may establish targets under one or more of the foregoing performance goals based on single year or multi year periods In addition, performance goals may relate to attainment of specified objectives by the Participant or by the Company or an affiliate, including a division or a department of the Company or an affiliate, or upon any other factors or criteria as the Administrator shall determine.

(ii)

Certification of Satisfaction of Performance Goals. Following the completion of a period for which performance goals have been established, the Administrator shall certify the extent to which such goals have been achieved. Such certification shall occur, and any applicable payments shall be made, as soon as practicable following the completion of the performance period, but no later than the 15th day of the third month of the calendar year after the calendar year in which such period ends.

(h)

Performance Unit Awards. Performance Unit Awards entitle the participant to cash payments (or, at the election of the Administrator, their equivalent in shares of Common Stock), if predetermined objectives are met. Because the payment of a Performance Unit Award is based on a predetermined cash amount, the value of each unit remains constant and does not fluctuate with changes in the market value of the Common Stock.

(i)

Performance Goals. The Administrator shall establish one or more performance goals with respect to each grant of a Performance Unit Award. The performance goals may be tailored to meet specific objectives. Payment or vesting a Performance Unit Award may be based upon one or more of the following criteria, as determined by the Administrator, or upon such other business criteria as the Administrator shall determine in its sole discretion: gross revenues, sales, net asset turnover, earnings per share, cash flow, cash flow from operations, return on investment in excess of cost of capital (i.e., net operating profit after taxes minus the Company’s capital charge), net operating profit after taxes as a percentage of the Company’s capital charge, operating profit or income, EBITDA as a percent of sales, debt to EBITDA ratios (including but not limited to the ratio of total funded debt to four quarter EBITDA, as defined in loan covenants of the Company), net income, operating income, net income margin, return on net assets, return on total sales, return on common equity, return on total capital, or total shareholder return. The Administrator may establish targets under one or more of the foregoing performance goals based on single year or multi year periods. In addition, performance goals may relate to attainment of specified objectives by the participant or by the Company or an affiliate, including a division or a department of the Company or an affiliate, or upon any other factors or criteria as the Administrator shall determine.

(ii)

Certification of Satisfaction of Performance Goals. Following the completion of a period for which performance goals have been established, the Administrator shall certify the extent to which such goals have been achieved. Such certification shall occur, and any applicable payments shall be made, as soon as practicable following the completion of the performance period, but no later than the 15th day of the third month of the calendar year after the calendar year in which such period ends.

(i)

Dividend Equivalent Awards. Dividend Equivalent Awards entitle the Participant to receive payment having a value equal to the dividends that would be payable with respect to a specified number of shares of Common Stock during a specified period, if the Participant owned that number of shares of Common Stock. Dividend Equivalent Awards may be granted on a free-standing basis or in connection with another Award, except that Dividend Equivalent Awards may not be granted with respect to Stock Options or SARs. Any Dividend Equivalent Awards relating to an underlying Award shall be paid only if, when and to the extent such underlying Award vests, and the value of a Dividend Equivalent Award payable with respect to an underlying Award that does not vest shall be forfeited. Payments of amounts due under a stand-alone Dividend Equivalent Award shall be made as soon as practicable after the applicable restrictions lapse or the vesting conditions are satisfied, but no later than the 15th day of the third month of the calendar year after the calendar year in which such restrictions lapse or such vesting conditions are satisfied.

6.2         Written Agreements. Each Award granted under the Plan shall be evidenced by a written agreement, the form of which shall be consistent with the terms and conditions of the Plan and applicable law, which shall be signed by an officer of the Company and the Participant. Until such agreement has been entered into between the Company and the Participant, the Participant shall have no rights in any Award approved by the Administrator.

ARTICLE VII

PAYMENT FOR AWARDS

7.1         General. Payments required, if any, upon a Participant's exercise of an Award under the Plan may be made in the form of: (i) cash; (ii) Company stock; (iii) a combination of cash and Company stock; or (iv) such other forms or means that the Administrator shall determine in its discretion and in such manner as is consistent with the Plan's purpose and the Code, the Exchange Act, or other applicable laws or regulations.

ARTICLE VIII

EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE ON BENEFITS

8.1         Termination by Reason of Death. Unless otherwise provided in an agreement governing the grant of an Award or as determined by the Administrator, if a Participant incurs termination of employment or service due to death:

(a)

Any unexpired and unexercised Stock Options and/or Stock Appreciation Rights held by such Participant shall thereafter be fully exercisable (whether or not such Stock Options or Stock Appreciation Rights were fully vested at the time of the Participant's death) by the deceased Participant’s estate or by a person who acquired the right to exercise the Stock Option or Stock Appreciation Right by bequest or inheritance for a period of one year immediately following the date of death, or until the expiration of the Stock Option or Stock Appreciation Right if shorter.

(b)

Any restrictions on shares of Restricted Stock shall lapse and the Participant’s designated beneficiary (or in the absence of such beneficiary, the Participant’s estate) shall be fully vested in the Restricted Stock.

(c)

Any restrictions on Restricted Stock Units shall lapse, and the Participant’s designated beneficiary (or in the absence of such beneficiary, the Participant’s estate) shall be issued the number of shares of Common Stock represented by such Restricted Stock Units. Such shares shall be issued as soon as practicable following the Participant’s death, but no later than the 15th day of the third month of the calendar year after the calendar year in which the Participant’s death occurs.

(d)

Any restrictions on Cash-Settled Restricted Stock Units shall lapse, and the Participant’s designated beneficiary (or in the absence of such beneficiary, the Participant’s estate) shall receive a cash payment for each Cash-Settled Restricted Stock Unit equal to the fair market value per share of Common Stock on the NASDAQ Stock Market as of the date of the Participant’s death. Such payment shall be made as soon as practicable following the Participant’s death, but no later than the 15th day of the third month of the calendar year after the calendar year in which the Participant’s death occurs.

(e)

The Participant’s designated beneficiary (or in the absence of such beneficiary, the Participant’s estate) shall receive a prorated payout of any Performance Stock Awards, Performance Stock Unit Awards and Performance Unit Awards. The prorated payout shall be based upon the length of time that the Participant held such Awards prior to his or her death relative to the period for which performance is measured, and shall be determined as if the target performance objective had been attained; provided, that for any Participant who received an Award under the Twin Disc, Incorporated 2021 Long-Term Incentive Compensation Plan or the Twin Disc, Incorporated 2018 Long-Term Incentive Compensation Plan prior to November 1, 2021 (each a “Grandfathered Participant”), the prorated payout shall be determined as if the maximum performance objective had been attained. Such payment shall be made as soon as practicable following the Participant’s death, but no later than the 15th day of the third month of the calendar year after the calendar year in which the Participant’s death occurs.

(f)

Dividend Equivalent Awards that are unvested or subject to restrictions shall immediately vest and such restrictions shall lapse, and the Participant’s designated beneficiary (or in the absence of such beneficiary, the Participant’s estate) shall receive a cash payment equal to the amount of dividend equivalents credited to the Participant. Such payment shall be made as soon as practicable following the Participant’s death, but no later than the 15th day of the third month of the calendar year after the calendar year in which the Participant’s death occurs.

8.2         Termination by Reason of Disability. Unless otherwise provided in an agreement governing the grant of an Award or as determined by the Administrator, if a Participant incurs termination of employment or service due to disability:

(a)

Any unexpired and unexercised Stock Options and/or Stock Appreciation Rights held by such Participant shall thereafter be fully exercisable (whether or not such Stock Options or Stock Appreciation Rights were fully vested at the time the Participant became disabled) for a period of three years (except for incentive stock options, in which case the period shall be one year) immediately following the date of such termination of employment or service, or until the expiration of the Stock Option or Stock Appreciation Right if shorter. The Participant's death at any time following such termination due to disability shall not affect the foregoing. In the event of termination due to disability, if an incentive stock option is exercised more than one year after such termination of employment or service (or such other time period as may apply under Section 422 of the Code), such Stock Option shall thereafter be treated as a non-qualified stock option.

(b)	Any restrictions on shares of Restricted Stock shall lapse and the Participant shall be fully vested in the Restricted Stock.

(c)	Any restrictions on Restricted Stock Units shall lapse, and the Participant shall be issued the number of shares of Common Stock represented by such Restricted Stock Units.

(d)

Any restrictions on Cash-Settled Restricted Stock Units shall lapse, and the Participant shall receive a cash payment for each Cash-Settled Restricted Stock Unit equal to the fair market value per share of Common Stock on the NASDAQ Stock Market as of the date of the Participant’s termination of employment or service.

(e)

The Participant shall receive a prorated payout of any Performance Stock Awards, Performance Stock Unit Awards and Performance Unit Awards. The prorated payout shall be based upon the length of time that the Participant held such Awards prior to his or her termination of employment or service due to disability relative to the period for which performance is measured, and shall be determined as if the target performance objective had been attained; provided, that for any Grandfathered Participant (as defined in Section 8.1(e)), the prorated payout shall be determined as if the maximum performance objective had been attained. Such payment shall be made on the earlier of (i) the first day of the seventh month following the date of the Participant’s termination of employment or service due to disability, or (ii) the date of the Participant’s death.

(f)

Any Dividend Equivalent Awards that are unvested or subject to restrictions shall immediately vest and such restrictions shall lapse, and the Participant shall receive a cash payment equal to the amount of dividend equivalents credited to the Participant.

Unless otherwise defined in the agreement governing the grant of an Award, “disability” shall mean a mental or physical illness or injury that entitles the Participant to receive benefits under the long term disability plan of the Company or a Subsidiary, or if the Participant is not covered by such a plan, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or a Subsidiary. Notwithstanding the foregoing, a “disability” shall not qualify under the Plan if it is the result of: (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred, while participating in a criminal offense. The determination of disability shall be made by the Administrator. The determination of disability for purposes of the Plan shall not be construed as an admission of disability for any other purpose.

8.3         Voluntary Termination Before Retirement or Termination for Cause. Unless otherwise provided in an agreement governing the grant of an Award or as determined by the Administrator, if a Participant voluntarily terminates his or her employment or service before retirement or is terminated for cause:

(a)

Any unexpired and unexercised Stock Options and/or Stock Appreciation Rights held by such Participant shall immediately terminate. The death or disability of the Participant after such a termination of employment or service shall not renew the exercisability of any Stock Option or Stock Appreciation Right.

(b)

All shares of Restricted Stock still subject to restriction shall be forfeited by the Participant, except the Administrator shall have the discretion in whole or in part to waive any or all remaining restrictions with respect to any or all of such Participant's shares of Restricted Stock.

(c)

All Restricted Stock Units, Cash-Settled Restricted Stock Units, and Dividend Equivalent Awards still subject to restriction or vesting conditions shall be forfeited by the Participant, except the Administrator shall have the discretion in whole or in part to waive any or all remaining restrictions with respect to any or all of such Participant's Restricted Stock Units, Cash-Settled Restricted Stock Units, and/or Dividend Equivalent Awards.

(d)	All Performance Stock Awards, Performance Stock Unit Awards and Performance Unit Awards shall be forfeited by the Participant to the Company.

Unless otherwise defined in the agreement governing the grant of an Award, “termination for cause” shall mean termination because of (i) any act or failure to act deemed to constitute cause under the Company's established practices policies or guidelines applicable to the Participant or (ii) the Participant's act or omission constituting gross misconduct with respect to the Company or a Subsidiary in any material respect.

8.4         Other Termination. Unless otherwise provided in an agreement governing the grant of an Award or as determined by the Administrator, if a Participant's employment or service terminates for any reason (including retirement) other than the reasons listed in Section 8.1 through 8.3 above:

(a)

Any unexpired and unexercised Stock Options and/or Stock Appreciation Rights held by such Participant shall thereupon terminate, except that any such Stock Option or Stock Appreciation Right, to the extent vested on the date of the Participant's termination, may be exercised by the Participant for a period of three years (except for incentive stock options, in which case the period shall be (3) three months) immediately following the date of such termination of employment or service, or until the expiration of the Stock Option or Stock Appreciation Right if shorter. The death or disability of the Participant after such a termination of employment or service shall not extend the time permitted to exercise a Stock Option or Stock Appreciation Right.

(b)

All shares of Restricted Stock still subject to restriction shall be forfeited by the Participant, except the Administrator shall have the discretion in whole or in part to waive any or all remaining restrictions with respect to any or all of such Participant's shares of Restricted Stock.

(c)

All Restricted Stock Units, Cash-Settled Restricted Stock Units, and Dividend Equivalent Awards still subject to restriction or vesting conditions shall be forfeited by the Participant, except the Administrator shall have the discretion in whole or in part to waive any or all remaining restrictions with respect to any or all of such Participant's Restricted Stock Units, Cash-Settled Restricted Stock Units, and/or Dividend Equivalent Awards.

(d)

The Participant shall receive a prorated payout of any Performance Stock Awards, Performance Stock Unit Awards and Performance Unit Awards if and when the performance goals are achieved. The prorated payout shall be based upon the length of time that the Participant held such Awards prior to his or her termination of employment or service relative to the period for which performance is measured, and the extent to which the performance goals are achieved as certified by the Administrator. Such payment shall be made as soon as practicable following the completion of the of the period for which performance goals have been established, but no later than the 15th day of the third month of the calendar year after the calendar year in which such period ends.

Unless otherwise defined in the agreement governing the grant of an Award, “retirement” shall mean the Participant's termination of employment or service after attaining either age 65, or age 60 with the accrual of 10 years of service.

8.5         Forfeiture of Non-Employee Director Awards. Notwithstanding any provision in the Plan to the contrary, an Award to a Non-Employee Director that remains subject to transfer restrictions or vesting conditions shall be immediately forfeited if:

(a)	the Non-Employee Director is recommended by the Company to be re-elected to the Board and fails to be re-elected to the Board by the shareholders of the Company in that election; or

(b)

the Non-Employee Director is prohibited from serving on the Board by any court of competent jurisdiction or other government authority, or in the discretion of the Board is no longer competent to serve on the Board due to the Participant’s violation of state or federal securities law or other rule of the NASDAQ Stock Market (or such other listing standards then applicable to the Company)

ARTICLE IX

TERMINATION FOLLOWING CHANGE IN CONTROL

9.1         General. This Article IX shall apply to Awards made to Participants other than Non-Employee Directors. Unless otherwise provided in an agreement governing the grant of an Award or as determined by the Committee, and notwithstanding any provision of this Plan to the contrary, if an event constituting a Change in Control of the Company occurs and a Participant either terminates employment or service for Good Reason or is involuntarily terminated by the Company without cause after the Change in Control:

(a)

outstanding Stock Options awarded to the Participant that are not yet fully exercisable shall immediately become exercisable in full, and in lieu of shares of Common Stock issuable upon the exercise of Stock Options, the Participant shall receive an amount in cash for each such Stock Option equal to (i) the higher of the closing price of shares of Common Stock reported on the NASDAQ Stock Market on the date of termination of employment or service or the highest per share price for shares of Common Stock actually paid in connection with any Change in Control of the Company, over (ii) the per share exercise price of such Stock Option. Such payment shall be made on the earlier of (i) the first day of the seventh month following the date of the Participant’s termination of employment or service, or (ii) the date of the Participant’s death;

(b)

outstanding Stock Appreciation Rights (whether Tandem SARs or Stand Alone SARs) awarded to the Participant that are not yet fully exercisable shall immediately become exercisable in full, and the Participant shall receive an amount in cash for each such Stock Appreciation Right equal to (i) the higher of the closing price of shares of Common Stock reported on the NASDAQ Stock Market on the date of termination of employment or service or the highest per share price for shares of Common Stock actually paid in connection with any Change in Control of the Company, over (ii) the per share exercise price of such Stock Appreciation Right. Such payment shall be made on the earlier of (i) the first day of the seventh month following the date of the Participant’s termination of employment or service, or (ii) the date of the Participant’s death;

(c)	the transferability provisions and the forfeitability provisions relating to Restricted Stock shall immediately cease to apply;

(d)

the forfeitability provisions relating to Restricted Stock Units shall immediately cease to apply, and the Participant shall be issued the number of shares of Common Stock represented by such Restricted Stock Units.

(e)

the forfeitability provisions relating to Cash-Settled Restricted Stock Units shall immediately cease to apply, and a cash payment shall be made based on the fair market value of the Company’s Common Stock on the date of the Participant’s termination of employment or service. Such payment shall be made on the earlier of (i) the first day of the seventh month following the date of the Participant’s termination of employment or service, or (ii) the date of the Participant’s death;

(f)

Performance Stock Awards granted hereunder shall immediately vest and shares of Common Stock underlying the award shall be delivered as if the target performance objectives had been fully achieved; provided, that for any Grandfathered Participant (as defined in Section 8.1(e)), the shares of Common Stock underlying the award shall be delivered as if the maximum performance objective had been fully achieved. The delivery of such shares shall occur on the earlier of (i) the first day of the seventh month following the date of the Participant’s termination of employment or service, or (ii) the date of the Participant’s death; and

(g)

Performance Stock Units granted hereunder shall immediately vest and a cash payment shall be made as if the target performance objective had been fully achieved; provided, that for any Grandfathered Participant (as defined in Section 8.1(e)), the payment shall be made as if the maximum performance objective had been fully achieved. Such cash payment shall be equal to the target (or maximum, for a Grandfathered Participant) number of performance stock units granted to the Participant multiplied by the fair market value of the Company’s common stock as the Participant’s termination of employment or service. Such payment shall be made on the earlier of (i) the first day of the seventh month following the date of the Participant’s termination of employment or service, or (ii) the date of the Participant’s death;

(h)

Performance Unit Awards granted hereunder shall immediately vest and a cash payment shall be made as if the target performance objective had been fully achieved; provided, that for any Grandfathered Participant (as defined in Section 8.1(e)), the payment shall be made as if the maximum performance objective had been fully achieved. Such payment shall be made on the earlier of (i) the first day of the seventh month following the date of the Participant’s termination of employment or service, or (ii) the date of the Participant’s death; and

(i)

Dividend Equivalent Awards granted hereunder shall immediately vest and a cash payment shall be made equal to the amount of dividend equivalents credited to the Participant. Such payment shall be made on the earlier of (i) the first day of the seventh month following the date of the Participant’s termination of employment or service, or (ii) the date of the Participant’s death.

9.2         Non-Waiver. The Participant’s continued employment or service with the Company, for whatever duration, following a Change in Control of the Company shall not constitute a waiver of his or her rights with respect to this Article IX. The Participant's right to terminate his or her employment or service pursuant to this Section 9.2 shall not be affected by his or her incapacity due to physical or mental illness.

9.3         Definitions and Additional Rules. For purposes of this Article IX:

(a)	“Good Reason” shall mean, without the Participant’s written consent, the occurrence after a Change in Control of the Company of any one or more of the following:

(i)

the assignment to the Participant of duties, responsibilities or status that constitute a material diminution in the Participant’s duties, responsibilities or status or a material reduction or alteration in the nature or status of the Participant’s duties and responsibilities;

(ii)

a material reduction by the Company in the Participant’s annual base salary as in effect immediately prior to the Change in Control of the Company or as the same shall be increased after the Change in Control of the Company;

(iii)	a material change in the geographic location at which the Participant must provide services; or

(iv)

a material change in or termination of the Company’s benefit plans or programs or the Participant’s participation in such plans or programs (outside of a good faith, across-the-board reduction of general application) in a manner that effectively reduces their aggregate value.

(b)	“Change in Control of the Company” shall be deemed to occur in any of the following circumstances:

(i)

if there occurs a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) whether or not the Company is then subject to such reporting requirement;

(ii)

if any “person” (as defined in Sections 13(d) and 14(d) of the Exchange Act) other than John Batten or any member of his family (the “Batten Family”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities, except that any acquisition of securities of the Company directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities unless such outstanding convertible or exchangeable securities were acquired directly from the Company) shall not constitute a Change in Control of the Company;

(iii)

if at any time after the Effective Date, individuals who as of the Effective Date constitute the Board of Directors (as of the Effective Date, the “Incumbent Board”) shall cease to constitute a majority of the Board of Directors; provided however, that any person becoming a director after the Effective Date whose appointment or nomination for election to the Board of Directors was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; and provided further, that no such individual whose initial assumption of office occurs as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-12(c) shall be deemed to have been a member of the Incumbent Board; or

(iv)

upon the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the consummation of complete liquidation of the Company or the sale or disposition by the Company of all or substantially all the Company's assets.

(c)	To constitute a termination for Good Reason hereunder:

(i)	Termination of employment or service must occur within two years following the existence of a condition that would constitute Good Reason hereunder; and

(ii)

The Participant must provide notice to the Company of the existence of a condition that would constitute Good Reason within 90 days following the initial existence of such condition. The Company shall be provided a provided a period of 30 days following such notice during which it may remedy the condition. If the condition is remedied, the Participant’s subsequent voluntary termination of employment or service shall not constitute termination for Good Reason based upon the prior existence of such condition.

ARTICLE X

NONTRANSFERABILITY

10.1         General. Unless otherwise provided in an agreement governing the grant of an Award, a Participant’s rights shall be exercisable during the Participant’s lifetime only by the Participant, and no Award may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated; provided, that Stock Options and Stock Appreciation Rights are transferable by will or pursuant to the laws of descent and distribution.

ARTICLE XI

ADJUSTMENT PROVISIONS

11.1         Changes in Capitalization. If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (by stock dividends, stock splits, split-up, spin-off, or similar transactions), the total number of shares reserved for issuance under this Plan, the number of shares covered by or subject to each outstanding Award, the number of outstanding Cash-Settled Restricted Stock Units and the number of outstanding Performance Stock Units, shall be adjusted so that the aggregate consideration payable to the Company, if any, and the value of each such Award shall not be changed.

11.2         Reorganization, Sale, etc.. Awards granted hereunder may also contain provisions for their continuation, acceleration, immediate vesting, or for other equitable adjustments after changes in the Common Stock resulting from the consummation of a reorganization, sale, merger, consolidation, dissolution, liquidation or similar circumstances.

11.3         Substitutions and Assumptions. If the Company acquires an entity which has issued and outstanding stock options or other rights, the Company may substitute stock options or rights for options or rights of such entity, including options or other rights to acquire stock at less than 100% of the fair market price of the stock at grant. The number and kind of such stock options and other rights shall be determined by the Administrator and the total number of shares reserved for issuance under this Plan shall be appropriately adjusted consistent with such determination and in such manner as the Administrator may deem equitable to prevent substantial dilution or enlargement of the Awards granted to, or available for, present or future Participants of this Plan. The number of shares reserved for issuance pursuant to Article III may be increased by the corresponding number of options or other benefits assumed, and, in the case of a substitution, by the net increase in the number of shares subject to options or other benefits before and after the substitution.

ARTICLE XII

AMENDMENT AND TERMINATION OF PLAN AND CLAWBACKS OF AWARDS

12.1        Amendment and Termination of Plan. The Board, without further approval of the Company's shareholders, may amend the Plan from time to time or terminate the Plan at any time, provided that:

(a)	no action authorized by this Article shall reduce the amount of any existing Award or change the terms and conditions thereof without the Participant's consent; and

(b)

no amendment of the Plan shall, without the approval of the Company's shareholders, (i) increase the total number of shares of Common Stock that may be issued under the Plan or increase the amount or type of Awards that may be granted under the Plan; (ii) change the minimum purchase price, if any, of shares of Common Stock that may be made subject to Awards under the Plan; (iii) modify the requirements as to eligibility for an Award under the Plan; (iv) extend the term of the Plan; or (v) constitute a material revision of the Plan under the listing standards of the NASDAQ Stock Market (or such other listing standards then applicable to the Company).

12.2

Clawback of Awards. All Awards, and all amounts paid or payable with respect to all Awards (including any property, such as shares of Common Stock, received in connection with any exercise or vesting of any Awards, and any proceeds received from the disposition of any such property), shall be subject to clawback under the Twin Disc, Incorporated Mandatory Clawback Policy and the Twin Disc, Incorporated Discretionary Clawback Policy (as such policies may be amended or restated from time to time), as well as any additional clawback policies adopted by the Board of Directors or the Committee from time to time, any applicable law (including but not limited to Section 304 of the Sarbanes Oxley Act of 2002), and the listing standards of the NASDAQ Stock Market (or such other listing standards then applicable to the Company).

ARTICLE XIII

MISCELLANEOUS

13.1         Unfunded Status of Plan. It is intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provides, however, that unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

13.2         Withholding Taxes. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award or with respect to any exercise of any Stock Option or Stock Appreciation Right granted under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company or other entity identified by the Administrator regarding the payment of any federal, state, local or foreign taxes of any kind required by law to be withheld. For Awards payable in shares of Common Stock, the Participant shall satisfy such withholding obligation with Common Stock that is part of the Award or that is received upon the exercise or vesting of the Award that gives rise to the withholding requirement, and such shares of Common Stock shall be valued at their fair market value on the date the tax withholding is effective. The fair market value of any shares of Common Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable maximum statutory tax withholding rates. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. If the Participant disposes of shares of Common Stock acquired pursuant to an incentive stock option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant.

13.3         No Guaranty of Employment. Nothing herein shall be construed to constitute a contract of employment between the Company or Subsidiary and the Participant. Except as may be provided in a written contract, the Company or Subsidiary and each of the Participants continue to have the right to terminate the employment relationship at any time for any reason.

13.4         Controlling Law. The Plan and all Awards made and actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Wisconsin (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law and to avoid liability to the Company or a Subsidiary, including, without limitation, liability under Section 16(b) of the Exchange Act.

13.5         Headings. The headings contained in the Plan are for reference purposes only, and shall not affect the meaning or interpretation of the Plan.

13.6         Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

13.7         Successors and Assigns. This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

13.8         Entire Agreement. This Plan and any agreements governing the grant of Awards hereunder to any Participant constitute the entire agreement with respect to the subject matter hereof with respect to such Participant, provided that in the event of any inconsistency between the Plan and any such agreement(s), the terms and conditions of the Plan shall control.